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                                  Exhibit 23


                      Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (File No. 333-24059) of Delmarva Power & Light Company of our report dated February 12, 2001, relating to the financial statements and financial statement schedule which appear in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
March 28, 2001

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